Presentation to Fixed Income Investors MARCH 2015 GATX Corporation Unless otherwise noted, GATX is the source for data provided

2 NYSE: GMT Forward-Looking Statements Forward-looking statements in this presentation that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements that reflect our current views with respect to, among other things, future events, financial performance and market conditions. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Specific risks and uncertainties include, but are not limited to, (1) changes in regulatory requirements for tank cars carrying crude, ethanol, and other flammable liquids, (2) competitive factors in our primary markets (3) weak economic conditions, financial market volatility, and other factors that may decrease demand for our assets and services, (4) inability to maintain our assets on lease at satisfactory rates, (5) changes to, or failure to comply with, laws, rules, and regulations applicable to our assets and operations, (6) operational disruption and increased costs associated with compliance maintenance programs and other maintenance initiatives, (7) financial and operational risks associated with long-term railcar purchase commitments, (8) deterioration of conditions in the capital markets, reductions in our credit ratings, or increases in our financing costs, (9) events having an adverse impact on assets, customers, or regions where we have a large investment, (10) decreased demand for certain railcars used in the petroleum industry due to sustained low crude oil prices, (11) risks related to international operations and expansion into new geographic markets, (12) inadequate allowances to cover credit losses in our portfolio, (13) asset impairment charges we may be required to recognize, (14) environmental remediation costs or a negative outcome in pending or threatened litigation, (15) inability to obtain cost-effective insurance, (16) fluctuations in foreign exchange rates, (17) operational and financial risks related to our affiliate investments, (18) reduced opportunities to generate asset remarketing income, (19) failure to successfully negotiate collective bargaining agreements with the unions representing a substantial portion of our employees, and (20) other risks discussed in our filings with the US Securities and Exchange Commission (“SEC”), including our Form 10-K for the year ended December 31, 2014, and our subsequently filed Form 10-Q reports, all of which are available on the SEC’s website (www.sec.gov). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made and are not guarantees of future performance. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

3 GATX Corporation Now the largest global railcar lessor, GATX has been providing quality railcars and services to its customers for more than 115 years. History 1898 1919 2015 Founded as a railcar lessor Initiated quarterly dividends • Railcar leasing remains primary business • 96th consecutive year of uninterrupted dividends • Recently raised quarterly dividend by more than 15%

4 Leading Market Positions Rail North America 66% Other 3% Asset Mix $7.6 billion NBV (assets on- and off-balance sheet) as of 12/31/14 Rail International 16% Portfolio Management 11% ASC(2) 4% Rail North America • Largest independent railcar lessor in North America • 2nd largest tank car lessor • Diversified fleet and customer mix • Extensive maintenance network Rail International • 2nd largest European tank car lessor • Largest railcar lessor in India American Steamship Company • Largest US-flagged vessel operator on the Great Lakes Portfolio Management • RRPF affiliates(1) own one of the largest spare aircraft engine portfolios in the industry (1) Rolls-Royce & Partners Finance affiliates; a collection of 50%-owned joint ventures with Rolls-Royce plc (2) American Steamship Company See the Appendix for a reconciliation of non-GAAP measures

5 Owned 126,000 Affiliate 3,000 Managed 2,000 Total 131,000 Owned 22,000 GATX owns, manages or has an interest in approximately 154,000 railcars worldwide, making it the largest global railcar lessor. Strong Global Presence Fleet data as of 12/31/14 Early stage presence in India

6 GATX Worldwide Railcar Fleet Refiners & Other Petroleum 30% Chemicals & Plastics 28% Railroads & Other Transports 17% Food & Agriculture 9% Mining, Minerals & Aggregates 6% Other 10% Industries Served Based on 2014 Rail North America & Rail International revenues of approximately $1.1 billion General- Service Tank Cars 37% High- Pressure Tank Cars 10% Specialty & Acid Tank Cars 7% Gravity Covered Hoppers 11% Pneumatic & Specialty Covered Hoppers 9% Boxcars 13% Open-Top Cars 9% Other 4% Car Types Approximately 149,000 wholly owned railcars as of 12/31/14

7 • Provide superior service with safe, reliable equipment − Maintenance − Engineering − Training − Technology − Engagement with regulators and industry associations • Top-tier customer base • Maintain high utilization − Renew or assign leases over a railcar’s life, which exceeds 30 years − Average remaining lease term of Rail North America’s fleet ~4 years • New and used • Key investment factors include: − Asset price − Car type − End markets − Customers served • Proactive rebalancing of fleet Buy railcars at attractive prices Lease to customers Provide full-service leases Creating Value through Railcar Leasing Scrap or sell

8 Managing Through Cycles 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Approximate # of railcars(1) scheduled for renewal 23,000 20,000 20,000 17,500 15,000 17,000 21,000 20,000 21,000 20,000 17,000 LP I(2) d at a Rate change 9.9% 16.8% 13.5% 5.2% -11.0% -15.8% 6.9% 25.6% 34.5% 38.8% mid- 30% rangeTerm (months) 50 64 67 63 41 35 45 60 62 66 Renewal success rate 81% 77% 73% 60% 54% 62% 77% 82% 81% 86% In favorable environments, GATX increases lease rates and stretches lease terms In weak environments, GATX shortens lease terms (1) Excludes the boxcar fleet (2) LPI = Lease Price Index: The average renewal lease rate change is reported as the % change between the average renewal lease rate and the average expiring lease rate, weighted by GATX’s North American fleet composition, excluding boxcars. North American railcar fleet(1): • Leases are typically fixed rate, paid monthly • The average remaining lease term is approximately four years

9 • GATX consistently provides safe, reliable equipment and superior service to help our customers achieve their business objectives • Tank cars are service-intensive assets − GATX is a full-service railcar lessor − Customers value the high-quality service GATX provides • Extensive maintenance network in North America − Six major service centers − Five field repair centers − Twenty mobile units − Six customer site locations − Third party-owned shops • In 2014, GATX performed an aggregate of 81,000 service events in its owned and third-party maintenance network in North America • In Europe, GATX has major service centers in Germany and Poland Maintaining Equipment to the Highest Standards Safety is GATX’s top priority

10 Current Rail Market Environment Rail North America • Strong demand across most car types −Fleet utilization more than 99% −Renewal success rate more than 85% −Renewal rate change of Lease Price Index nearly 40%  Regulators expected to finalize new rules for the transportation of flammable liquids by rail by May 2015  Rail customers digesting impact of lower crude-oil prices Rail International  Trend toward newer, more efficient tank cars in Europe −Economic weakness impacting utilization −Taking longer to place cars on lease

11 American Steamship Company Capacity of US-flagged Vessel Operators* * GATX management estimate ASC 35% Interlake Steamship Company 23% Great Lakes Fleet, Inc. 20% Grand River Navigation 11% Central Marine Logistics 7% Other 4% Total annual industry capacity 105 million net tons • ASC provides transportation of dry bulk commodities on the Great Lakes • ASC has been operating for more than 100 years, joining GATX in 1973 • Fleet of 17 self-unloading vessels − No shore-side assistance required − Can operate 24 hours a day, seven days a week

12 Portfolio Management Affiliates • Spare aircraft engine leasing − Partner with Rolls-Royce plc − One of the largest spare aircraft engine portfolios in the industry • Marine − Partner with IMC Group − Five ocean-going, chemical parcel tankers Wholly owned marine assets • 500+ barges, tugs and tows • Six ocean-going, handy-size, chemical parcel tankers • Five ocean-going, multi-gas carriers Marine 54% Marine Affiliate 6% Aircraft Engine Leasing Affiliates 36% Other 4% Owned Portfolio $813 million NBV as of 12/31/14

13 Portfolio Management Rolls-Royce and Partners Finance affiliates (RRPF) • GATX established its first partnership with Rolls-Royce plc in 1998 • Lease spare aircraft engines to commercial airlines and Rolls- Royce plc − One of the largest spare aircraft engine portfolios in the industry, with more than 430 engines • History of strong and stable earnings through market cycles Trent 700 29% V2500 23% Trent 900 15% Trent 800 11% Trent 500 8% Other 14% Engine Types A330 Based on NBV of approximately $3 billion 100% of RRPF’s portfolio as of 12/31/14 A320 B777 A340 – 500/600 A380

14 GATX Financial Profile Overview • Strong cash flow and committed future lease and loan receipts − Market leadership in railcar leasing business − History of increasing lease rates and extending terms in favorable markets − Credit strength of customer base • Flexible capital spending • Excellent liquidity through cycles − $575 million committed credit facility matures in 2019 − Access to capital is well diversified • Strong balance sheet − Long-lived railcar assets − Limited secured debt • Continued focus on improving earnings and cash flow and maintaining a strong balance sheet

15 Strong Operating Cash Flow and Portfolio Proceeds Strong Cash Flow in all Markets $293 $340 $364 $267 $244 $307 $370 $401 $449 $123 $247 $156 $68 $84 $154 $289 $385 $264 0 100 200 300 400 500 600 700 800 900 2006 2007 2008 2009 2010 2011 2012 2013 2014 $ in milli o n s Operating Cash Flow Portfolio Proceeds Continuing operations

16 Excellent Visibility into Future Cash Flow Nearly $4.2 billion in committed future lease and loan receipts $1,036 $770 $610 $492 $382 $866 0 200 400 600 800 1,000 1,200 2015 2016 2017 2018 2019 Thereafter $ in m ill io n s As of 12/31/14

17* Customer families sometimes include more than one customer account, therefore the S&P or equivalent ratings noted generally reflect the credit quality of the rated parent entity. Lease obligations of subsidiaries are not necessarily guaranteed by the rated parent entity. • Approximately 950 Rail North America and Rail International customers − No customer exceeds 3% of GATX’s total revenues • Strong credit profile − Nearly 65% of the top 50 customer families are investment grade • Long-standing relationships − Average relationship tenure among top ten customers is 49 years Enduring Relationships with Strong Customers AAA & AA 12% A 20% BBB 32% BB or < 16% Not rated / Private 20% Credit Ratings of Top 50 Customer Families*

18 Flexible Capital Spending $663 $491 $590 $676 $771 $921 $1,181 $582 0 200 400 600 800 1,000 1,200 1,400 2008 2009 2010 2011 2012 2013 2014 2015F $ in milli o n s Total Committed As of 12/31/14. Includes purchases of leased-in assets.

19 Strong Balance Sheet 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 BBB-/Baa3 BBB/Baa2 Total Recourse Debt = On-Balance-Sheet Recourse Debt + Off-Balance-Sheet Recourse Debt + Capital Lease Obligations + Commercial Paper and Bank Credit Facilities, Net of Unrestricted Cash GATX primarily issues unsecured debt, leaving its assets largely unencumbered Sold aircraft leasing business & reduced leverage and secured assets

20 Diversified Access to Capital GATX will continue to utilize its traditional sources to meet its financing needs: • Unsecured commercial paper • Unsecured notes • Unsecured bank term loans • Secured rail debt

21 Consistent Issuer in the Debt Markets Recent Financings • 2015 Financings − $650 million unsecured offering − $100 million 5-year notes − $300 million 10-year notes − $250 million 30-year notes • 2014 Financings − $850 million unsecured offering − $300 million 3-year notes − $250 million 5+-year notes − $300 million 30-year notes − $250 million unsecured offering of 5+-year notes − $100 million private placement of 10-year unsecured floating-rate notes Debt Outstanding(1) Short-Term Amount ($ millions) Commercial Paper $69.0 Borrowing under Bank Credit Facilities 3.1 Unsecured 5.70% Notes due 2015 100.0 4.75% Notes due 2015 250.0 5.80% Notes due 2016 200.0 3.50% Notes due 2016 350.0 1.25% Notes due 2017 300.0 6.00% Notes due 2018 200.0 2.38% Notes due 2018 250.0 2.50% Notes due 2019 300.0 2.50% Notes due 2019 250.0 2.60% Notes due 2020 350.0 4.85% Notes due 2021 300.0 4.75% Notes due 2022 250.0 3.90% Notes due 2023 250.0 3.25% Notes due 2025 300.0 5.20% Notes due 2044 300.0 4.50% Notes due 2045 250.0 5.75% Notes due 2015 (Canada) 70.0 Floating Rate Debt due 2017 110.0 Floating Rate Debt due 2024 100.0 Europe Floating Rate Debt due 2015 – 2020 (Europe) 330.1 Europe Fixed Rate Debt due 2015 – 2018 (Europe) 27.8 Secured Fixed Rate Debt due 2015 – 2016 (Nonrecourse) 15.9 Capital Lease Obligations 6.3 Total Balance Sheet(2) $4,282.2 Operating Leases Operating Leases – Recourse (Off-Balance-Sheet) $566.7 Operating Leases – Nonrecourse (Off-Balance-Sheet) 51.1 Total Operating Leases $617.8 (1) As of 12/31/14, pro forma to include 2/28/15 offering (2) Excludes adjustments for fair-value hedges and debt discount, net

22 Balanced Future Debt Obligations GATX’s debt maturity schedule is well balanced $529 $639 $455 $508 $592 $1,480 0 200 400 600 800 1,000 1,200 1,400 1,600 2015 2016 2017 2018 2019 Thereafter $ in milli o n s As of 12/31/14

23 $2.54 $3.07 $3.49 $1.97 $1.59 $2.01 $2.81 $3.50 $4.48 $5.15 – $5.35 13% 14% 15% 9% 7% 9% 11% 13% 15% ~17% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 0.00 1.00 2.00 3.00 4.00 5.00 6.00 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015F R O E $ p er s h ar e EPS ROE Financial Performance • EPS and ROE exclude Tax Adjustments and Other Items. See the Appendix for a reconciliation of these non-GAAP measures. • 2015 Forecast is based on management’s EPS guidance range of $5.15 to $5.35 per diluted share as of January 2015. • Effective January 1, 2014, GATX changed the depreciable lives of the North American railcar fleet. The impact of this change is a $0.31 increase in earnings per diluted share and an approximately 1% increase in ROE in 2014.

24 Summary • Market leader in railcar leasing business • Committed future lease receipts from strong and diversified customer base • Operational and geographic diversification • Capital spending flexibility • Solid and sustained customer relationships • Primarily long-lived, widely used railcar assets • High market value of assets relative to book value • Limited secured debt • $575 million committed availability under primary credit facility • Strong and efficient CP program • Consistent access to capital markets through cycles • Balanced debt maturity profile Solid and predictable cash flow Strong balance sheet Excellent liquidity position

25 Opportunity • GATX has been a market force in the rail industry for more than 115 years • GATX provides premium assets and services to a high-quality customer base • GATX is benefitting from strength in the tank and freight car markets • GATX is making disciplined investments in North America and in International rail markets

26 Appendix

27 Rail North America Industry Railcar Ownership Lessors 50% TTX 10% Railroads 22% Shippers 18% Railcars are owned by lessors, railroads and shippers UMLER as of January 2015 North American Railcar Market Approximately 1.5 million railcars • Car ownership by railroads has been declining − In 2000, 53% of railcars were owned by railroads − In 2014, 22% of railcars were owned by railroads

28 Rail North America Industry Railcar Ownership 0 50 100 150 200 250 300 350 400 450 500 Intermodal Box Cars Flat Cars Tank Cars Open-Top Cars Covered Hoppers Lessor-owned TTX Railroad-owned Shipper-owned 000s of railcars • Tank cars are owned either by lessors or shippers who use this car type • Railroads do not ordinarily own tank cars, as they have complex service and compliance requirements North American Fleet Composition UMLER as of January 2015

29 Rail North America Industry Shipments Coal 20% Chemicals 14% Intermodal 13% Food/ Kindred 8% Farm Products 7% Auto 8% Metals 4% All Other 26% • Key commodity markets for North American Class I railroads include − Coal − Chemicals − Intermodal • The chart at the left is based on Class I U.S. revenues − The same chart based on tons originated would show a much higher percentage for coal, reflecting the high-volume of this commodity Shipment Composition Based on 2013 Industry Revenues of approximately $72.1 billion Association of American Railroads; July 2014

30 Rail North America Industry Carloading Trends 15,000 16,000 17,000 18,000 19,000 20,000 21,000 22,000 2 00 0 2 00 1 2 00 2 2 00 3 2 00 4 2 00 5 2 00 6 2 00 7 2 00 8 2 00 9 2 01 0 2 01 1 2 01 2 2 01 3 2 01 4 17,061 • 2004-2006 rail traffic was driven by increased demand across most major commodity types • Decline in 2007-2008 carloads reflect difficulties in nearly every sector • Carloadings in 2009 down 16.4% from 2008 − Chemical and petroleum products carloads decreased 12.4% and 10.2%, respectively, in 2009 • Decline in carloadings from 2011 to 2013 was due to decreased shipments of coal • Increase in 2014 carloads reflects improvement in nearly every sector Carloads Originated – U.S. & Canada Railway Supply Institute 21,225 19,374

31 Rail Industry North America 80% 82% 84% 86% 88% 90% 92% 94% 96% 98% 100% 1 9 9 8 1 9 9 9 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 GATX North American Fleet Utilization(2) (1) Railway Supply Institute (2) Excludes the boxcar fleet 0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 1 9 9 8 1 9 9 9 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 U.S. Railcar Manufacturing Backlog(1)

32 2% 15% 12% 10% 8% 5% 8% 7% 3% 15% 10% 5% Rail North America GATX’s Fleet by Car Type 1 2 3 4 5 6 7 8 9 11 General-Service Tank Cars: 13K - 19K gallon General-Service Tank Cars: 20K – 25K gallon General-Service Tank Cars: >25K gallon High-Pressure Tank Cars Other Specialty Tank Cars Gravity Covered Hoppers: <4K cubic feet Gravity Covered Hoppers: >4K cubic feet Pneumatic Covered Hoppers Specialty Covered Hoppers Boxcars Open-Top Cars Other 1 2 3 4 5 6 7 8 9 11 12 12 Approximately 126,000 wholly owned cars 10 10

Rail North America

GATX's Car Types & Typical Commodities

Tank Cars

General-Service			High-Pressure	Other Specialty
13K-19K gallon	**20K–25K gallon**	**>25K gallon**		
molten sulfur	liquid fertilizers	ethanol & methanol	LPG	acids (sulfuric, hydrochloric, phosphoric, acetic, nitric, etc.)
clay slurry	fuel oils	food-grade oils	VCM	coal tar pitch
caustic soda	asphalt	lubricating oils	propylene	dyes & inks
corn syrup	food-grade oils	light chemicals (solvents, isopentane, alkylates, etc.)	carbon dioxide	specialty chemicals
	chemicals (styrene, glycols, etc.)	light petroleum products (crude oil, fuel oils, diesel, gasoline, etc.)		

Freight Cars

Covered Hoppers				Boxcars	Open-Top Cars	Other
Gravity		**Pneumatic**	**Specialty**			
<4K cf	**>4K cf**					
sand	grain	plastic pellets	flour	paper products	aggregates	flat cars
cement	sugar		corn starch	lumber	coal	intermodal
roofing granules	fertilizer		mineral powder	canned goods	pet coke	automotive
fly ash	lime		lime	food and beverages	met coke	
dry chemicals	soda ash		clay		woodchips	
	bentonite		cement		scrap metal	
					steel coils	

GATX | 33

34 Rail International GATX Rail Europe (GRE) Petroleum Wagons 66% LPG Wagons 13% Chemical Wagons 13% Bulk Wagons 8% Fleet Structure Approximately 22,000 railcars as of 12/31/14 Germany 47% Poland 22% Austria 11% Hungary 3% Czech Republic 3% Slovakia 2% Other 8% Geographies Served Based on 2014 GRE revenues Switzerland 4%

35 Rail International GRE Car Types & Typical Commodities Tank Wagons Chemical WagonsLPG Wagons Bulk Wagons Petroleum Wagons light mineral oil products - gasoline - jet fuel - diesel oils - light heating oils dark mineral oil products - heavy heating oils - lubricating oils - coal tar - bitumen - asphalt propane butane propylene butadiene light carbohydrate fractions cooling gas mixtures liquid fertilizers acids (hydrochloric, sulphur, phosphoric, etc.) bases (carbohydrate solutions, soda lye, sodium hypochlorite, etc.) aromas (benzene, toluene, xylenes, phenol, etc.) liquid sulphur hydrogen peroxide resins and glues solvents lime cement coal dust coal coke gravel sand silica sand

36 A Leader in Tank Car Leasing GATX 21% Union Tank Car 32% GE Railcar 9% Trinity 13% CIT 8% ARL 8% Other 9% North American Tank Car Leasing Market(1) (1) UMLER as of January 2015 (2) GATX management estimate Approximately 285,000 tank cars GATX Rail Europe 26% VTG 36% Ermewa 19% Other 19% European Tank Car Leasing Market(2) Approximately 77,000 tank cars

37 Reconciliation of non-GAAP measures

38 Reconciliation of Non-GAAP Measures Net Income Measures Net Income (millions) 2006 2007 2008 2009 2010 2011 2012 2013 2014 (in millions) Net income (GAAP) $147.3 $183.8 $194.8 $81.4 $80.8 $110.8 $137.3 $169.3 $205.0 Tax Adjustments (5.9) (20.1) (6.8) (7.4) (11.4) (8.9) (24.0) 11.7 Other Items: Realized/unrealized (gains)/losses on interest rate swaps at AAE 20.7 9.3 (0.2) 20.5 (6.9) Sale of AAE (9.3) Litigation recovery (4.1) (3.2) Gain on sale of office building (9.8) Environmental reserve reversal (6.6) Leveraged lease adjustment (3.5) Net Income, excluding Tax Adjustments and Other Items $141.4 $163.7 $171.6 $94.7 $74.6 $95.0 $133.8 $164.8 $205.0 Earnings per share 2006 2007 2008 2009 2010 2011 2012 2013 2014 Diluted EPS (GAAP) $2.64 $3.43 $3.88 $1.70 $1.72 $2.35 $2.88 $3.59 $4.48 Tax Adjustments (0.10) (0.36) (0.13) (0.15) (0.24) (0.19) (0.50) (0.24) Other Items: Realized/unrealized (gains)/losses on interest rate swaps at AAE 0.06 0.42 0.20 0.43 (0.15) Sale of AAE 0.30 Litigation recovery (0.09) (0.07) Gain on sal of office building (0.19) Environmental reserve reversal (0.13) Leveraged lease adjustment (0.08) Diluted EPS, excluding Tax Adjustments and Other Items $2.54 $3.07 $3.49 $1.97 $1.59 $2.01 $2.81 $3.50 $4.48

39 Reconciliation of Non-GAAP Measures Balance Sheet Measures On- and off-balance-sheet assets 2014 (in millions) Consolidated on-balance-sheet assets $6,937.5 Off-balance-sheet assets 617.8 Total on- and off-balance-sheet assets $7,555.3

GATX Corporation